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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 25, 2001



                               AVON PRODUCTS, INC.
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                 (Exact Name of Registrant as Specified in its Charter)



           New York                       1-4881                 13-0544597
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(State or Other Jurisdiction of  (Commission File Number)      (IRS Employer
        Incorporation)                                      Identification No.)



         1345 Avenue of the Americas
             New York, New York                            10105-0196
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   (Address of Principal Executive Offices)                 (Zip Code)



                                 (212) 282-5000
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              (Registrant's telephone number, including area code)



                                 Not Applicable
         ---------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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     ITEM 9. Regulation FD Disclosure

     In 2000, Avon Products, Inc. ("the Company") adopted both Staff Accounting Bulletin ("SAB") No. 101, "Revenue Recognition in Financial Statements" and the provisions of Emerging Issues Task Force ("EITF") 00-10, "Accounting for Shipping and Handling Fees and Costs". Adoption of both accounting guidelines required restatement of financial information for the first three quarters of 2000 previously reported by the Company on its Form 10-Q. The following schedules detail restatement of selected income statement information and segment information for those quarters. Subsequent filings of the 2000 quarterly information will reflect the adjusted income statement amounts and segment information. Further information regarding the fourth quarter and full year 2000 is available in the Company's press release, issued January 25, 2001, which is attached hereto as Exhibit 99.3.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         AVON PRODUCTS, INC.


Dated: February 8, 2001                  By:  /s/ Gilbert L. Klemann, II
                                              ----------------------------------
                                         Name:   Gilbert L. Klemann, II
                                         Title:  Senior Vice President and
                                                 General Counsel


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                                  EXHIBIT INDEX


EXHIBIT NO.                        DESCRIPTION
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99.1               Restatement of 2000 Quarterly Income Statements (Unaudited)

99.2               Restatement of 2000 Quarterly Segment Information (Unaudited)

99.3               Press Release of Avon Products, Inc., dated
                   January 25, 2001


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